                                                                     Exhibit (h)


                    Auction Rate Cumulative Preferred Stock

                        PACHOLDER HIGH YIELD FUND, INC.

                            3,680 Shares, Series W

                   Liquidation Preference $25,000 Per Share

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                 June  ___, 2001

SALOMON SMITH BARNEY INC.
BANC ONE CAPITAL MARKETS, INC.
c/o  Salomon Smith Barney Inc.
     388 Greenwich Street
     New York, New York 10013

Ladies and Gentlemen:

          Pacholder High Yield Fund, Inc., a Maryland corporation (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 3,680 shares of its Auction Rate Cumulative Preferred Stock, Series W, (the "Preferred Shares"), par value $.01 per share, with a liquidation preference of $25,000 per share (the shares of Preferred Shares to be sold hereby are referred to herein, collectively, as the "Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock (the "Articles Supplementary") in the form filed as an exhibit to the registration statement referred to in Section 1 of this agreement. Pacholder & Company, LLC, an Ohio limited liability company (the "Adviser"), is the Fund's investment adviser. This is to confirm the agreement concerning the purchase of the Shares from the Fund by Salomon Smith Barney Inc. (the "Representative") and Banc One Capital Markets, Inc. (each an "Underwriter", and together with the Representative, the "Underwriters"). The Representative has been duly authorized by each of the Underwriters to execute this Underwriting Agreement (the "Agreement") on behalf of such Underwriters and has been duly authorized to act hereunder on behalf of each of the Underwriters.

          The Fund has entered into an investment advisory agreement with the Adviser, an administration agreement with Kenwood Administrative Management, Inc., an accounting services agreement with Pacholder Associates, Inc., a custody agreement with Firstar Bank, N.A., a transfer agency agreement with Bankers Trust Company, an auction agency agreement with Bankers Trust Company and a consulting services agreement with Winton Associates, Inc. ("Winton").
Such agreements are hereinafter referred to as the "Investment Advisory Agreement", the "Administration Agreement", the "Accounting Services Agreement", the "Custodian Agreement", the "Transfer Agency Agreement", the "Auction Agency Agreement" and the "Consulting Services Agreement", respectively. Collectively, the Investment Advisory
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                                                                               2


Agreement, the Administration Agreement, the Accounting Services Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Auction Agency Agreement and the Consulting Services Agreement are hereinafter referred to as the "Fund Agreements".

        1.   Registration Statement and Prospectus. The Fund has prepared, in
             -------------------------------------
conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"), promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations"), a registration statement on Form N-2 under the 1933 Act and the 1940 Act (the "registration statement"), including a prospectus relating to the Shares, and has filed the registration statement and prospectus in accordance with the 1933 Act and the 1940 Act. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act, or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus or statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act, all references to the Prospectus shall be deemed to include, without limitation, the prospectus, the statement of additional information and the term sheet, taken together, provided to the Underwriters by the Fund in reliance on Rule 434 under the 1933 Act and filed with the Commission pursuant to Rule 497(h) under the 1933 Act. The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of filing of pre-effective amendment No. 1 to the registration statement under the 1933 Act with the Commission on June 21, 2001, and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Fund other than the Prospectus approved in writing by or directly or indirectly prepared by the Fund or the Adviser; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriters unless approved in writing by the Fund or Adviser. The terms "Registration Statement", "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.

          The Fund has furnished the Underwriters with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

          2.   Agreements to Sell and Purchase. The Fund hereby agrees, subject
               -------------------------------
to all the terms and conditions set forth herein, to issue and sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Fund and the Adviser herein contained and subject to all the terms and conditions set forth herein, the Underwriters agree severally and not jointly, to purchase from the Fund, at a purchase price of $[ ] per Share, the number of shares of Preferred Shares set forth opposite the names of the Underwriters in Schedule I hereto.

          3.   Terms of Public Offering. The Fund and the Adviser have been
               ------------------------
advised by the Underwriters that the Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriters' judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

          4.   Delivery of the Shares and Payment Therefor. Delivery to the
               -------------------------------------------
Underwriters of and payment for the Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, at 9:30 A.M., New York City time, on June [29], 2001 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between the Representative and the Fund.

          The certificate evidencing the Shares shall be delivered to and registered at The Depository Trust Company, against payment of the purchase price therefor in immediately available funds.

          5.   Agreements of the Fund and the Adviser. The Fund and the Adviser,
               --------------------------------------
jointly and severally, agree with the Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of the effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Preferred Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus Supplement pursuant to Rule 497(c), (e) or (j) of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Preferred Shares after the effective date of the Registration Statement. The Fund will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, and (ii) when the Prospectus has been timely filed pursuant to Rule 497(e) or

Rule 497(h) of the 1933 Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

          (b) The Fund will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Adviser, any affiliate of the Fund or the Adviser or any representative or attorney of the Fund or the Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Adviser or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to the Underwriters, without charge, three signed copies of the Registration Statement and the 1940 Act Notification as originally filed with the

Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to the Underwriters, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters may request.

          (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus, or any sales material (as herein defined), of which the Underwriters shall not previously have been advised or to which the Underwriters shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") or the 1940 Act, without delivering a copy of such information, documents or reports to the Underwriters prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to the Underwriters, without charge, in such quantities as the Underwriters have requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer, the Fund will expeditiously deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof. In the event that the Fund and the Representative agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by the Representative, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending not later than 15 months after the effective date of the Registration Statement as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by the Underwriters terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund or the Adviser to comply with the terms or fulfill any of the conditions of this Agreement, the Fund and the Adviser, jointly and severally, agree to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

          (j) During the period of five years hereafter, the Fund will furnish to the Underwriters (i) as soon as reasonably practicable, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the American Stock Exchange (the "AMEX") other than reports on Form N-SAR, and
(ii) from time to time such other information concerning the Fund as the Underwriters may reasonably request.

          (k) The Fund will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objective policies and restrictions of the Fund as described in the Prospectus.

          (l) Except as provided in this Agreement, the Fund will not sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) (other than senior securities sold in an underwriting lead-managed by Salomon Smith Barney Inc.) of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 180 days after the date of the Prospectus, without the prior written consent of the Representative.

          (m) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus (and any amendment or supplement thereto), neither the Fund nor the Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

          (n) The Fund will use its best efforts to cause the Preferred Shares, prior to the Closing Date, to be assigned a rating of "aaa" by Moody's Investors Service, Inc. ("Moody's) and "AAA" by Standard & Poor's Rating Group ("S&P" and, together with Moody's, the "Rating Agencies").

          (o) The Fund and the Adviser will use their best efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

          6.  Representations and Warranties of the Fund and the Adviser. The
              ----------------------------------------------------------
Fund and the Adviser, jointly and severally, represent and warrant to the Underwriters that:

          (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Fund in writing by or on behalf of the Underwriters expressly for use therein.

          (c) All the outstanding capital stock of the Fund has been duly authorized and validly issued, is fully paid and nonassessable and is free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon issuance thereof by the Fund, and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capital stock of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

          (d) The Fund has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Maryland, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification; and the Fund has no subsidiaries.

          (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them), but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them), or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (f) The Fund is not in violation of its Articles of Incorporation, as amended (the "Charter"), the Articles Supplementary or by-laws (the "By-Laws"), or other organizational documents (together, the "Organizational Documents") of the Fund or of any law, ordinance, administrative or governmental rule or regulation or any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

          (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions and the filing and acceptance for record of the Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland, which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

           (h) The accountants, Deloitte & Touche LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

          (j) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (k) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws.

          (l) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund, other than in the ordinary course of business, has not incurred any liability or obligation, direct or contingent, or entered into any transaction that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business.

          (m) The Fund has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Fund is not in material default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto, except where a failure to file would not have a material adverse effect on the Fund.

          (n) The Fund is registered under the 1940 Act as a diversified, closed-end management investment company, and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

          (o) As required by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is currently in compliance with the requirements to qualify as a regulated investment company under the Code; the Fund intends to direct investment of the proceeds of the offering in such a manner as to continue to comply with the requirements of Subchapter M of the Code.

          (p) The Fund's Common Stock (as defined in the Prospectus) is duly listed on the AMEX.

          (q)  The Fund has not distributed and, prior to the later to occur of
(i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (r) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that:

               (i) transactions in portfolio securities are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code;

               (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations;

               (iii) access to assets is permitted only in accordance with management's general or specific authorization; and

               (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (s) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus that is not so disclosed.

          (t) No holder of any security of the Fund has any right to require registration of Preferred Shares or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

          (u) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

           (v) Except as disclosed in Schedule 6(v) to this Agreement, the Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1940 Act, the 1940 Act Rules and Regulations, the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

          (w) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts") authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects, to the Fund's and Adviser's best knowledge, with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations.

          (y) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed on
Schedule I hereto.

          7.   Representations and Warranties of the Adviser. The Adviser
               ---------------------------------------------
represents and warrants to the Underwriters as follows:

          (a) The Adviser is a limited liability company duly formed and validly existing in good standing under the laws of the State of Ohio, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except in those jurisdictions where a failure to register or qualify would not have a material adverse effect on the Adviser or the Fund.

          (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the

Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding, to the best of the Adviser's knowledge after reasonable investigation, or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

          (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (d) The Adviser is not in violation of its certificate of formation or limited liability company agreement, or other organizational documents; the Advisor is not in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body, except where such violation, default or breach would not have a material adverse effect on the Advisor.

          (e) Neither the execution, delivery or performance of this Agreement or the Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of formation or limited liability company agreement, or other organizational documents, of the Adviser, except where the failure to obtain such consent, approval, authorization or other order of, or make such registration or filing, or such conflict, breach or default would not have a material adverse effect on the financial condition, business, properties, net assets or result of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except where such conflict, breach, default or violation would not have a material adverse effect on the financial condition, business, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency, except such orders which do not have a material adverse effect on the financial condition, business, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (f) The Adviser has full power and authority to enter into this Agreement and, as of the date of the Investment Advisory Agreement, the Advisor had full power and authority to enter into the Investment Advisory Agreement, the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Advisory Agreement have been duly and validly authorized by the Adviser, and this Agreement and the Investment Advisory Agreement have been duly executed and delivered by the Adviser and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

          (g) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Investment Advisory Agreement.

          (h) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Adviser or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (j) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale and resale of the Shares, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

          (k) This Agreement and the Investment Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations.

          8.   Indemnification and Contribution.
               ---------------------------------

          (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriters furnished in writing to the Fund by or on behalf of the Underwriters expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of the Underwriters (or to the benefit of any person controlling the Underwriters) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriters to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Adviser may otherwise have.

          (b) If any action, suit or proceeding shall be brought against the Underwriters or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Adviser, the Underwriters or such controlling person shall promptly notify the Fund or the Adviser, and the Fund or the Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriters or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriters or such controlling person unless (i) the Fund or the Adviser has agreed in writing to pay such fees and expenses, (ii) the Fund and the Adviser have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriters or such controlling person and the Fund or the Adviser and the Underwriters or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriters or such controlling person). It is understood, however, that the Fund and the Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to not more than one local counsel, if necessary or appropriate) at any time for the Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representative, and that all such fees and expenses shall be reimbursed as they are incurred. The Fund and the Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Underwriters, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Fund and the Adviser, their directors, any officers who sign the Registration Statement, and any person who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Underwriters, but only with respect to information relating to the Underwriters furnished in writing by or on behalf of the Underwriters expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Adviser, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Underwriters pursuant to this paragraph (c), the Underwriters shall have the rights and duties given to the Fund and the Adviser by paragraph (b) above (except that if the Fund or the Adviser shall have assumed the defense thereof the Underwriters shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriters' expense), and the Fund and the Adviser, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph
(b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total sales load received by the Underwriters (exclusive of payments to Winton pursuant to the Consulting Services Agreement), in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters, the Fund, the Adviser, their directors or officers, or any person controlling the Fund or the Adviser, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriters or any person controlling any Underwriter, or to the Fund, the Adviser, their directors or officers, or any person controlling the Fund or the Adviser, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this
Section 8.

        9.   Conditions of Underwriters' Obligations.  The obligation of the
             ---------------------------------------
Underwriters to purchase the Shares hereunder are subject to the following conditions:

        (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Adviser or the Underwriters, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction.

        (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Fund or the Adviser not contemplated by the Prospectus, which in the Underwriters' opinion would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund or the Adviser or any officer or director of the Fund or the Adviser which makes any statement made in the Prospectus untrue in any material respect or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriters' opinion, materially adversely affect the market for the Shares.

        (c) The Fund shall have furnished to the Representative a report showing compliance with the asset coverage requirements of the 1940 Act and a Basic Maintenance Report (as defined in the Registration Statement), each dated the Closing Date and in form and substance satisfactory to the Representative. Each such report may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

        (d) Kirkpatrick & Lockhart LLP, counsel to the Fund, shall have furnished to the Representative on the Closing Date their opinion addressed to the Underwriters and dated the Closing Date, to the effect that:

             (i) The Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland, with the corporate power to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendments or supplements to either of them), and is duly registered and qualified to conduct business and is in good standing in each jurisdiction where the failure so to register or qualify would have a material adverse effect upon the business of the Fund.

             (ii) All of the outstanding shares of the Fund have been duly authorized and validly issued, and are fully paid and nonassessable and are free of any preemptive or similar rights.

             (iii) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights. Except as set forth in the Charter and the Articles Supplementary, there are no restrictions upon the transfer of any Shares pursuant to the Charter or By-Laws of the Fund or, to such counsel's knowledge, any agreement or other outstanding instrument; and the certificate evidencing the Shares complies with all formal requirements of Maryland law.

             (iv) The Shares conform in all material respects to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and the capital stock of the Fund (including the Preferred Shares and any other outstanding series of preferred stock) conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the authorized and outstanding capital stock of the Fund is as set forth in the Prospectus.

             (v) The Registration Statement and all post-effective amendments, if any, have become effective under the 1933 Act and the 1940 Act; any required filing of the Prospectus pursuant to Rule 497 of the Rules and Regulations has been made within the time periods required by Rule 497; to such counsel's knowledge, no stop-order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and no proceeding for any such purpose has been initiated or is pending or threatened by the Commission.

             (vi) The 1940 Act Notification, the Registration Statement and the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus as of their respective dates (other than the financial statements) and related notes and schedules and other financial, accounting and statistical information included therein or omitted therefrom, as to which such counsel expresses no opinion) complied as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations.

             (vii) The statements made in the Prospectus under the captions "The Auction", "Description of Preferred Shares" and "Additional Information Concerning the Auctions for Preferred Shares", insofar as they purport to summarize the provisions of the Articles Supplementary or other documents or agreements specifically referred to therein, constitute accurate summaries of the terms of any such documents.

             (viii) The statements made in the Prospectus under the caption "Prospectus Summary-Federal Income Taxes" and "Federal Taxation", insofar as they constitute matters of law or legal conclusions constitute accurate statements of any such matters of law or legal conclusions, and fairly present the information called for with respect thereto by Form N-2.

             (ix) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them), but are not described as required.

             (x) To such counsel's knowledge, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them), or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

             (xi) To such counsel's knowledge, the Fund is not in violation of its Charter, Articles Supplementary or By-Laws, or other organizational documents of the Fund or of any law, ordinance, administrative or governmental rule or regulation, of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

             (xii) The Underwriting Agreement and the Fund Agreements have each been duly and validly authorized, executed and delivered by the Fund, each complies with all applicable provisions of the 1940 Act and each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms (except as rights to indemnity and contribution under the Underwriting Agreement and the Fund Agreements may be limited by federal or state securities laws), subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors generally, and to general principles of equity.

            (xiii) The Fund is registered under the 1940 Act and the 1940 Act Rules and Regulations as a diversified, closed-end management investment company and, to such counsel's knowledge, no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission; the provisions of the Charter, Articles Supplementary and By-Laws of the Fund and the investment policies and restrictions described in the Prospectus comply in all material respects with the requirements of the 1940 Act and the 1940 Act Rules and Regulations.

            (xiv) To such counsel's knowledge, no person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act and the Advisers Act Rules and Regulations.

            (xv) Neither the issuance and sale of the Shares, the execution, delivery or performance of the Underwriting Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated in the Underwriting Agreement or any of the Fund Agreements (A) requires any consent, approval, authorization, or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions in accordance with the Underwriting Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Charter, the Articles Supplementary, or By-laws of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument known to such counsel to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Fund pursuant to the terms of any agreement or instrument known to such counsel to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

            (xvi) Except as described in the Prospectus, such counsel does not know of any holder of any security of the Fund or any other person who has the right, contractual or otherwise, to cause the Fund to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Preferred Shares; no holder of any security of the Fund has any right to require registration of shares of common stock, Preferred Shares or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by the Underwriting Agreement.

     Such opinion shall also contain the following statement: Such counsel has participated in conferences with officers and employees of the Fund, representatives of the independent accountants for the Fund, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Such counsel is not opining as to factual matters, and the character of determinations involved in the registration process is such that they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the information included in the

Registration Statement and the Prospectus (except to the limited extent otherwise covered by paragraphs 9(d)(iv), 9(d)(vi), 9(d)(vii), 9(d)(viii) and 9(d)(xiii)) and such counsel has made no independent investigation or verification of that information. Such counsel can advise the Underwriters, however, that in and on the basis of their review of the Registration Statement and the Prospectus and their participation in their preparation, nothing has come to their attention that causes them to believe that the Registration Statement, or any amendment or supplement thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amendment or supplement was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such counsel may state that with respect to the paragraph above, they express no opinion with respect to, and do not address, the financial statements and related notes and schedules, and other financial, accounting, and statistical information, included in, incorporated by reference in, or omitted from the Registration Statement, the Prospectus, or any further amendment or supplement to either of them and that they also express no opinion with respect to any matter relating to compliance with financial covenants or financial requirements.

        (e) James P. Shanahan, Jr., counsel to the Adviser, shall have furnished to the Representative on the Closing Date their opinion addressed to the Underwriters and dated the Closing Date, to the effect that:

            (i) The Adviser is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Ohio, with the corporate power to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the failure so to register or qualify would have a material adverse effect upon the business of the Advisor.

            (ii) The Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Management Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto); there does not exist any proceeding or, to such counsel's knowledge after reasonable investigation, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

            (iii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under the Underwriting Agreement and the Investment Advisory Agreement.

            (iv) To such counsel's knowledge, the Adviser is not in violation of its certificate of formation or limited liability company agreement, or other organizational documents, nor is the Adviser in default under any agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body.

            (v) The Underwriting Agreement and the Investment Advisory Agreement have each been duly and validly authorized, executed and delivered by the Adviser, each complies with all applicable provisions of the 1940 Act and the Advisers Act and the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms (except as rights to indemnity an contribution under the Underwriting Agreement and the Investment Advisory Agreement may be limited by federal or state securities laws), subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors generally, and to general principles of equity.

            (vi) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (vii) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser, other than in the ordinary course of business, has not incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Adviser or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under the Underwriting Agreement and the Investment Advisory Agreement; and

            (viii) Neither the execution, delivery or performance of the Underwriting Agreement or the Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated in the Underwriting Agreement or the Investment Advisory Agreement (A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions in accordance with the Underwriting Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of formation or limited liability company agreement, or other organizational documents, of the Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument known to such counsel to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Adviser pursuant to the terms of any agreement or instrument known to such counsel to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

        (f) The Representative shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to such matters as the Underwriters may reasonably request and, the Fund and the Adviser and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. It is agreed that Simpson Thacher & Bartlett may rely on the opinions of Kirkpatrick & Lockhart LLP to the extent those opinions relate to or are dependent upon matters governed by the laws of the State of Maryland.

        (g) The Fund shall have furnished to the Representative on the Closing Date a certificate, dated the Closing Date, of its President or a Vice President and its Controller or Treasurer stating that:

            (i)    The representations, warranties and agreements of the Fund in
        Section 6 hereof are true and correct as of the Closing Date; the Fund has complied with all its agreements contained herein; and the conditions set forth in Section 9(a) have been fulfilled; and

            (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the date of its effectiveness (or the most recent post-effective amendment thereto), the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and on such Closing Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of effectiveness of the Registration Statement (or the most recent post-effective amendment thereto), no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

        (h) The Adviser shall have furnished to the Representative on the Closing Date a certificate, dated the Closing Date, of its Managing Member and its Controller or Treasurer stating that:

            (i) The representations, warranties and agreements of the Adviser in Sections 6 and 7 hereof are true and correct as of such Closing Date and the Adviser has complied with all its agreements contained herein; and

            (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the date of its effectiveness (or the most recent post-effective amendment thereto), the Registration Statement did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and on such Closing Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of effectiveness of the Registration Statement, (or the most recent post-effective amendment thereto), no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

        (i) The Representative shall have received letters addressed to the Underwriters, and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by the Representative.

        (j) Subsequent to the date of effectiveness of the Registration Statement (or the most recent post-effective amendment thereto), there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business or financial affairs of the Fund or the Adviser which, in the opinion of the Underwriters, would materially and adversely affect the market for the Shares.

        (k) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriters, may be pending before or, to the knowledge of the Fund, the Adviser or the Underwriters or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Underwriters; (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Adviser; (iv) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Fund and the Adviser contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date.

        (l) Neither the Fund nor the Adviser shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

        (m) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Representative that the shares of Preferred Shares are rated "aaa" by Moody's and "AAA" by S&P as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to any outstanding security of the Fund by any Rating Agency.

        (n) The Fund and the Adviser shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Representative shall have reasonably requested. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Representative and the Underwriters' counsel. Any such certificate or document signed by any officer of the Fund or the Adviser and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Fund or the Adviser to the Underwriters as to the statements made therein.

        10.   Expenses.  The Fund agrees to pay the following costs and expenses
              --------
and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares;
(iv) the reproduction and delivery of this Agreement, any dealer agreements, the preliminary blue sky memorandum and all other agreements or documents reproduced and delivered in connection with the offering of the Shares; (v) the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, reproduction, and delivery of the preliminary blue sky memorandum;
(vi) fees paid to the Rating Agencies; (vii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Shares; and (viii) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund and of the transfer agent.

        11.   Effective Date of Agreement.  This Agreement shall become
              ---------------------------
effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund, by notifying the Underwriters, or by the Underwriters, by notifying the Fund.

          If either of the Underwriters shall fail or refuse to purchase Shares which it is obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter is obligated but fails or refuses to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, the non-defaulting Underwriters shall be obligated to purchase the Shares which such defaulting Underwriter is obligated, but fails or refuses, to purchase. If either of the Underwriters shall fail or refuse to purchase Shares which it is obligated to purchase on the Closing Date and the number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representative and the Fund for the purchase of such Shares by the non-defaulting Underwriter or other party or parties approved by the Underwriters and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriters or the Fund. In any such case which does not result in termination of this Agreement, either the Representative or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

        12.   Termination of Agreement.  This Agreement shall be subject to
              ------------------------
termination in the Representative's absolute discretion, without liability on the part of the Underwriters to the Fund or the Adviser, by notice to the Fund or the Adviser, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is to make it, in the Representative's judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

        13.   Information Furnished by the Underwriters. The statements set
              -----------------------------------------
forth in the last paragraph of the cover page and the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 6(b) and 8 hereof.

        14.   Miscellaneous.  Except as otherwise provided in Sections 5, 11 and
              -------------
12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Fund or the Adviser, at the office of the Fund at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236,
Attention: James P. Shanahan, Jr.; or (ii) if to the Underwriters, to Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention:
Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the Underwriters, the Fund, the Adviser, their directors and officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriters of any of the Shares in his status as such purchaser.

        15.    Applicable Law; Counterparts. This Agreement shall be governed by
               ----------------------------
and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                                 [End of Text]

          Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser and the Underwriters.

                                          Very truly yours,

                                          PACHOLDER HIGH YIELD FUND, INC.

                                          By:  ____________________________
                                          Name:
                                          Title  :

                                          PACHOLDER & COMPANY, LLC

                                          By:  _____________________________
                                          Name:
                                          Title :

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON SMITH BARNEY INC.

By:
     ------------------------------
Name:
Title :

For itself and the other Underwriters
named in Schedule I to the foregoing
Agreement

                                   SCHEDULE I


                        PACHOLDER HIGH YIELD FUND, INC.

                                                          Number of
Underwriters                                                Shares
------------                                              ---------
Salomon Smith Barney Inc..............................

Banc One Capital Markets, Inc.........................







Total.................................................
                                                          ---------